Exhibit 10.2

GAMESQUARE HOLDINGS, INC.

OPTION AGREEMENT

This Option Agreement is entered into between GameSquare Holdings, Inc. (the “Company”) and the Optionee named below pursuant to the Incentive Plan of the Company (as may be amended or superseded, the “Plan”), and confirms that:

1. on July 10, 2026 (the “Grant Date”);

2. Justin Kenna (the “Optionee”);

3. was granted the option to purchase 1,195,712 common shares (the “Optioned Shares”) of the Company;

4. for the price of US$0.31 per Optioned Share (the “Exercise Price”);

5. exercisable from time to time after vesting up to, but not after, July 9, 2031; and

6. the Optioned Shares shall vest, on the terms and subject to the conditions set out in the Plan, on the following schedule:

●	803,570 on the Grant Date

●	392,142 on July 10, 2027

7. Exercise of Options. In order to exercise the Option, the Optionee shall notify the Company in the form annexed hereto as Schedule “A”, whereupon the Company shall use reasonable efforts to cause the Optionee to receive a certificate representing the relevant number of fully paid and non-assessable Shares in the Company.

8. Transfer of Option. The Option is not-transferable or assignable except in accordance with the Plan.

9. U.S. Securities Laws. If the Options and the Shares are not registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws, the Options may not be exercised in the “United States” (as defined in Rule 902 of Regulation S under the U.S. Securities Act) unless an exemption from the registration requirements of the U.S. Securities Act is available. Any Shares issued to Optionee in the United States that have not been registered under the U.S. Securities Act will be deemed “restricted securities” (as defined in Rule 144(a)(3) of the U.S. Securities Act) and bear a restrictive legend to such effect.

10. Inconsistency. This Option Agreement is subject to the terms and conditions of the Plan and, in the event of any inconsistency or contradiction between the terms of this Option Agreement and the Plan, the terms of the Plan shall govern.

11. Severability. Wherever possible, each provision of this Option Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Option Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Option Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

12. Entire Agreement. This Option Agreement and the Plan embody the entire agreement and understanding among the parties and supersede and pre-empt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

13. Successors and Assigns. This Option Agreement shall bind and enure to the benefit of the Optionee and the Company and their respective successors and permitted assigns.

14. Governing Law. This Agreement and the Option shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware.

15. Counterparts. This Option Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

16. Additional Terms. The Optionee acknowledges that the Optionee has read and understands the Plan and agrees to the terms and conditions of the Plan and this Option Agreement. Additionally, the grant of Options herein shall be subject to the receipt of any required regulatory or shareholder approval.

GAMESQUARE HOLDINGS, INC.	OPTIONEE

/s/ John Wilk	/s/ Justin Kenna
John Wilk	Justin Kenna
Secretary

SCHEDULE “A”

ELECTION TO EXERCISE STOCK OPTIONS

TO:	GAMESQUARE HOLDINGS, INC. (the “Company”)

The undersigned Optionee hereby elects to exercise Options granted by the Company to the undersigned pursuant to a Grant Agreement dated July 10, 2026, under the Company’s Incentive Plan (the “Plan”), for the number Shares set forth below. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Plan.

Number of Shares to be Acquired: ___________________

Option Exercise Price (per Share): USD$0.31

Aggregate Purchase Price: Amount enclosed that is payable on account of this Option exercise: $____________________, and the Optionee hereby tenders a certified cheque, bank draft or other form of payment confirmed as acceptable by the Company for such aggregate purchase price, and, if applicable, all source deductions, and directs such Shares to be registered in the name of ___________________________________________.

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By executing this Election to Exercise Stock Options, the undersigned hereby confirms that the undersigned has read the Plan and agrees to be bound by the provisions of the Plan.

I hereby agree to file on a timely basis, or the Company may agree to file on my behalf, all insider reports and other reports that I may be required to file under applicable securities laws. I understand that this request to exercise my Options is irrevocable.

DATED this ___day of _______________, 202_.

Signature of Optionee: ________________________

Name of Optionee: _________________________

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